UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2023

EVOFEM BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12400 High Bluff Drive, Suite 600, San Diego, CA 92130
(Address of principal executive offices and zip code)

(858) 550-1900
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EVFM	OTCQB
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 of this Current Report on Form 8-K (this “Current Report”) regarding the Engagement Agreement (as defined in Item 5.02, below) is incorporated by reference into this Item 1.01

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Justin J. File

On March 3, 2023, Justin J. File provided his notice of resignation from his role as Chief Financial Officer of Evofem Biosciences, Inc., a Delaware corporation (the “Company”), to pursue other opportunities. As a result of his resignation, the employment agreement between the Company and Mr. File, dated July 2, 2018 (the “File Employment Agreement”), terminated, effective April 3, 2023 (the “Separation Date”). In accordance with the File Employment Agreement, Mr. File will be paid all accrued and unpaid wages, all accrued but unused paid time off in accordance with the Company’s standard policy and practices, and all expenses properly incurred by Mr. File on behalf of the Company not yet reimbursed, through the Separation Date.

Mr. File has advised the Company that his decision to step down from the role of Chief Financial Officer was not based on any disagreement with the Company on any matter relating to its operations, policies or practices.

Interim Appointment of Albert Altro

On March 6, 2023, Albert Altro was appointed as the interim Chief Financial Officer of the Company. Mr. Altro, 59 years of age, brings over 30 years of financial and accounting experience, specializing in corporate restructuring, financial advisory, and interim management serving as a corporate advisor to organizations in all stages of their development. He has served in various financial roles on behalf of companies within the manufacturing, healthcare, and distribution sectors, amongst others, and has experience assisting companies with navigating different areas, including debtors-in-possession, secured and unsecured creditors, private equity groups and positioning a business for transactions with strategic buyers. Mr. Altro has extensive experience providing accounting and financial due diligence for both strategic and private equity buyers. Prior to joining the Company, from 1992 to 1997, Mr. Altro worked at KPMG in both the auditing group and strategic consulting practice group. Thereafter, Mr. Altro worked at PricewaterhouseCoopers in its Transaction Services Group from 1997 to 2002. From 2002 to 2005 Mr. Altro worked at Zolfo Cooper as corporate restructuring advisor. Most recently, in 2005, Mr. Altro formed Traverse LLC, a Nevada limited liability company (“Traverse”), in which Mr. Altro serves as the Managing Director and oversees the financial and accounting services offered by Traverse to various companies and clients.

Aside from his significant experience in the financial and accounting sectors, from 1982 to 1986, Mr. Altro served on active duty in the US Army’s 2nd Ranger Battalion (Airborne) a component of 1st Special Operations Command. Subsequently, from 1987 to 2005, Mr. Altro served in various leadership positions in the active US Army reserve; retiring in 2005 at the rank of Command Sergeant Major. Mr. Altro received his Bachelors of Science Degree in Accounting from California State University, Long Beach, and has obtained his license as a Certified Public Accountant.

On March 6, 2023, in connection with his appointment as the interim Chief Financial Officer, the Company and Traverse entered into an engagement agreement (the “Engagement Agreement”), pursuant to which Mr. Altro will be compensated at an hourly rate ranging from $275 - $450 per hour and Traverse will be reimbursed by the Company for reasonable out-of-pocket expenses, including expenses incurred by Mr. Altro for travel, meals, lodging, delivery services, and other expenses related to the performance of his duties as the Company’s interim Chief Financial Officer. Additionally, the Company paid Traverse $40,000.00 as a retainer securing final payment of any invoices owed by the Company in connection with Mr. Altro’s services (the “Retainer”). The Retainer will be returned to the Company upon full payment for all invoices, pursuant to the Engagement Agreement. The Engagement Agreement and Mr. Altro’s appointment as the interim Chief Financial Officer of the Company may be terminated by either the Company or Traverse, at any time and for any reason, with or without cause.

There is no arrangement or understanding between Mr. Altro and any other person pursuant to which Mr. Altro was appointed as the interim Chief Financial Officer. There are no family relationships between Mr. Altro and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. Mr. Altro has not engaged in any related-person transactions required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01	Regulation FD Disclosure
On March 9, 2023, the Company issued a press announcing the resignation of Justin J. File and the appointment of Albert Altro as the Company’s interim Chief Financial Officer. A copy of that press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibit 99.1 attached hereto, or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Securities and Exchange Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release - Dated March 9, 2023
104	Cover Page Interactive Data File (formatted as XRBL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Date: March 9, 2023	/s/ Saundra Pelletier
Saundra Pelletier Chief Executive Officer